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Scudder Retirement Fund Series IV, V, VI and VII

Annual Report

July 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Tax Information

<Click Here> Report of Independent Auditors

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Retirement Fund	Nasdaq Symbol	CUSIP Number
Series IV	KRFDX	81123E-408
Series V	KRFEX	81123E-507
Series VI	KRFFX	81123E-705
Series VII	KRFGX	81123E-804

Scudder Investments is part of Deutsche Asset Management, which as of June 30, 2002 was one of the world's largest asset managers with approximately $800 billion assets under management. Scudder's products and services include mutual funds, closed-end funds, variable and fixed annuity portfolios, retirement services, cash management and alternative investments.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Performance Summary July 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Retirement Fund	1-Year	3-Year	5-Year	Life of Fund
Series IVa	-7.18%	-.89%	2.88%	6.62%
Series Vb	-6.77%	-.81%	3.11%	6.63%
Series VIc	-3.04%	1.51%	4.27%	7.72%
Series VII[d]	.82%	3.75%	5.21%	6.64%
S&P 500 Index+	-23.63%	-10.66%	.44%	n/a
Lehman Brothers Government Bond Index++	8.59%	8.86%	7.51%	n/a

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Series IV	Series V	Series VI	Series VII
Net Asset Value: 7/31/02	$ 8.53	$ 7.87	$ 9.70	$ 10.74
7/31/01	$ 9.54	$ 8.84	$ 10.40	$ 11.03
Distribution Information: Twelve Months: Income Dividends	$ .20	$ .20	$ .23	$ .37
Capital Gains Distributions	$ .14	$ .19	$ .17	$ -

Lipper Rankings - Balanced Target Maturity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking	Rank		Number of Funds Tracked	Percentile Ranking
	Series IV				Series V
1-Year	8	of	9	80	7	of	9	70
3-Year	8	of	9	80	7	of	9	70
5-Year	8	of	9	80	7	of	9	70
	Series VI				Series VII
1-Year	5	of	9	50	1	of	9	10
3-Year	6	of	9	60	3	of	9	30
5-Year	5	of	9	50	3	of	9	30

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment* (Adjusted for Sales Charge)
-- Scudder Retirement Fund - Series IV

Yearly periods ended July 31

-- Scudder Retirement Fund - Series V

Yearly periods ended July 31

Growth of an Assumed $10,000 Investment* (Adjusted for Sales Charge)
-- Scudder Retirement Fund - Series VI

Yearly periods ended July 31

-- Scudder Retirement Fund - Series VII

Yearly periods ended July 31

-- S&P 500 Index+ - - - Lehman Brothers Government Bond Index++

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Sales Charge)
Scudder Retirement Fund		1-Year	3-Year	5-Year	Life of Fund
Series IVa	Growth of $10,000	$8,817	$9,249	$10,949	$17,505
	Average annual total return	-11.83%	-2.57%	1.83%	6.05%
Series Vb	Growth of $10,000	$8,856	$9,271	$11,070	$16,609
	Average annual total return	-11.44%	-2.49%	2.05%	6.00%
Series VIc	Growth of $10,000	$9,211	$9,936	$11,711	$16,290
	Average annual total return	-7.89%	-.21%	3.21%	6.96%
Series VII[d]	Growth of $10,000	$9,577	$10,610	$12,248	$13,310
	Average annual total return	-4.23%	1.99%	4.14%	5.60%
S&P 500 Index+	Growth of $10,000	$7,637	$7,130	$10,223	n/a
	Average annual total return	-23.63%	-10.66%	.44%	n/a
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,859	$12,902	$14,362	n/a
	Average annual total return	8.59%	8.86%	7.51%	n/a

The growth of $10,000 is cumulative.

* Each Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market value weighted index of U.S. Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

a The Fund commenced operations on January 15, 1993. Index comparisons begin January 31, 1993.
b The Fund commenced operations on November 15, 1993. Index comparisons begin November 30, 1993.
c The Fund commenced operations on May 1, 1995. Index comparisons begin May 31, 1995.
d The Fund commenced operations on May 1, 1997. Index comparisons begin May 31, 1997.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Recent data suggest that the economic recovery seen earlier in the year has lost some of its momentum.

For a strong, self-sustaining expansion to take hold, we would need to see two things: Companies have to start increasing their investment in capital goods (such as equipment), and the labor market has to improve. Earlier this year, business investment spending was starting to revive and the labor market was improving modestly. But the latest indicators are less encouraging.

A sharp decline in capital goods orders and anemic hiring suggest a lack of corporate confidence in the economy. With all the concerns about corporate governance, firms may be hunkering down instead of taking the risks of investing and hiring.

With the recovery showing signs of losing steam, there is no near-term prospect of the Federal Reserve Board taking back some of last year's interest rate cuts. In fact, the possibility now exists of a further Fed easing. But that would require clearer signs that the recovery is faltering. We think it likely that the Fed will keep interest rates steady for the next few quarters (until convincing signs of a recovery emerge) - unless the economy really stumbles. In this case, the Fed will likely cut aggressively, regardless of how low the federal funds rate already is.

The good news: Consumer spending and housing - supported by low interest rates and stimulative monetary and fiscal policies - remain resilient, and this, we think, should be enough to keep a modest recovery going until factors slowing the economy (such as equity market correction and corporate accounting scandals) dissipate.

If moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low inflation, and steady Fed policy suggest any backup in rates is apt to be limited in the near-term.

How will the equity markets fare? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustifiable) gains of the late 1990s.

Economic Guideposts Data as of 7/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Internationally, the war on terrorism and accounting concerns are weighing on the market-but the economic recovery (which, although slow, seems imminent) supports the stock market and poses a risk to bonds. Further weakness in the U.S. dollar is likely, due to extremely low U.S. interest rates and reduced investor appetite for U.S. assets.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of August 8, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Retirement Fund Series: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Retirement Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Lead Portfolio Manager Kathleen Millard joined the Advisor in 1991 and assumed responsibility for the fund's day-to-day management and investment strategies in 2002. Ms. Millard has over 19 years of investment industry experience.

Portfolio Manager Gregory Adams joined the Advisor in 1999 and the fund team in 2002. Mr. Adams has over 14 years of investment industry experience.

Portfolio Manager Andrew Brudenell joined the Advisor in 1997 and the fund team in 2002. Mr. Brudenell has five years of investment industry experience.

Portfolio Manager Scott E. Dolan joined the Advisor in 1989 and the fund team in 1998. Mr. Dolan has over 13 years of investment industry experience.

In February 2002, Kathleen Millard assumed the role of lead portfolio manager for Scudder Retirement Fund Series. In the following interview, Ms. Millard discusses her style of equity investment management and the fund's performance over the fiscal year - August 1, 2001 through July 31, 2002.

Q: Before we discuss performance, will you tell us about the fund's new management team?

A: I am pleased to have the opportunity to manage this fund with Gregory Adams and Andrew Brudenell on the equity portfolio and Scott Dolan on the fixed-income side, who had previously been involved in managing the fund's bond investments. I have been with the firm since 1991, and I work with Greg and Andrew in managing Scudder Growth and Income Fund as well as other investment portfolios for the firm. We manage the equity portion of this fund in the same fashion as we do Scudder Growth and Income Fund, using what we call a core equity investment style.

Q: Will you discuss your core equity investment style?

A: We employ a three-step investment process to build a well-diversified portfolio of large-cap stocks. First, we use a quantitative screen to sort through a universe of 1,000 stocks based on valuation methods, including low price-to-earnings, low price-to-cash-flow and other measures such as the direction of earnings revisions. Next, a team of in-house equity analysts looks at each of the stocks that passed the quantitative screen to determine its intrinsic value. They look for companies in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If the analysts' findings warrant further investigation, we will meet with company management and in some cases make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates. Finally, we employ a variety of risk management techniques in an effort to manage the fund's volatility versus the S&P 500 - the fund's equity benchmark.

Q: Please provide an overview of market conditions for the period - August 1, 2001 through July 31, 2002.

A: The past year has been an extremely dismal environment for stocks. The fund's bond holdings, however, tempered losses in the equity portfolio. Last August, we were in the midst of a recession. The already struggling stock market was pushed further into bear territory in the weeks after the September 11 terrorist attacks. In an attempt to stop the free fall, the Fed became even more vigilant in cutting interest rates, reducing them to near-historic lows. Investors regained enthusiasm, and the stock market rallied in November and December. However, the rally was short-lived, as was investor confidence - which fell victim to the Enron debacle and the subsequent string of corporate governance issues that followed for the next six months. By the end of the period, the market had fallen back to its September lows despite indicators that the economy was beginning to improve.

Q: How did the fund perform during this period?

A: Performance of the Scudder Retirement Fund portfolios ranged from a gain of 0.82 percent (Series VII) to a loss of 7.18 percent (Series IV), unadjusted for any sales charges, for the 12 months ended July 31, 2002. This compares with a loss of 23.63 percent by the Standard & Poor's 500 index (the fund's equity benchmark) and a gain of 8.59 percent by the Lehman Brothers Government Bond Index (the fund's bond benchmark) for the same period.

The reason for the variances in individual portfolio performance is due to their different maturity dates, which means that a different proportion of each portfolio must be invested in zero-coupon bonds to ensure the return of original investment at maturity. For example, at the time we launched Scudder Retirement Fund - Series IV, interest rates were high. Fewer bonds, therefore, were needed to support the guarantee, freeing more assets to invest in the stock market. Series VII, on the other hand, began operating in a low-interest-rate environment. A greater percentage of the portfolio then had to be invested in bonds. While we typically buy the same stocks for each of the Scudder Retirement Fund and Target Equity Fund portfolios (as cash flow permits), naturally those with a larger allocation of assets in stocks have a greater opportunity for growth and higher returns. During this period, those portfolios with a higher percentage of stocks actually did worse, due to significant stock market losses.

Q: What helped performance?

A: The fund's bond position was critical in mitigating equity losses. After September 11, nearly all stocks plummeted. At that time, the previous managers moved the portfolio from a defensive structure to one that was more aggressive - believing that the low valuations could not be sustained for the long term. They added cyclical stocks from a wide variety of sectors. Cyclical stocks are deeply tied to the economy. They represent companies that offer products or services that consumers (individuals and companies) perceive as discretionary and buy less of during a weak economy. Historically, these stocks have rebounded strongly when economic indicators begin to improve. In the last calendar quarter of 2001, that strategy worked extremely well as the market rallied on optimism that the economy would begin to recover in 2002. The fund realized gains from Union Pacific, a transportation company with railroad and trucking services; MGM Mirage, a large casino company; and Illinois Tool Works, which provides diverse products and services to a wide variety of manufacturers.

When we took over management in February, we made some changes to holdings in the portfolio but continued to structure the fund to take advantage of improvements in the economy. Performance of the equity portfolio since then has been helped by stock selection within the technology and industrial sectors. Strong performance came from Intuit, a software company, and Lockheed Martin, an aerospace/defense firm.

Q: Were there strategies or specific stocks that proved disappointing?

A: We were of course disappointed that improving economic data never translated into stronger stock market returns during the period. However, we're pleased that our approach of tilting the equity portfolio toward economically sensitive companies provided a boost to relative performance, as those types of companies beat the market as a whole this year.

Despite strong performance from some individual holdings, the fund's technology sector struggled. The fund was also hurt by stock selection within the financial and health care sectors. Citigroup, a large money-center bank, lost ground. And, while health care giant Johnson & Johnson provided strong performance for the fund, the gains were overshadowed by declines in Pfizer, Wyeth and Abbott Laboratories.

Q: Will you explain what zero-coupon bonds are and how they work?

A: Zero-coupon bonds are a type of U.S. Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds tend to be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: What is your near-term outlook for the economy and market?

A: Despite ongoing concerns over geopolitics, corporate accounting and stock valuations, we believe investor pessimism may be overdone at this point. One of the stock market's key concerns, the profit cycle, is in fact positive. We anticipate that profits in the U.S. equity market will continue to rebound, supporting equities, driven by economic recovery and, more important, by a rebuilding of profit margins. Nevertheless, still-generous valuations in some stocks and the nervous investment climate are likely to leave the market unsettled and vulnerable. We will be looking to use our disciplined investment process to take advantage of opportunities that arise in this volatile environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2002

Asset Allocation	7/31/02	7/31/01	7/31/02	7/31/01
	Series IV		Series V

U.S. Government Obligations	65%	57%	61%	51%
Common Stocks	32%	41%	37%	46%
Cash Equivalents	3%	2%	2%	3%
	100%	100%	100%	100%
	Series VI		Series VII

U.S. Government Obligations	69%	60%	79%	71%
Common Stocks	28%	37%	18%	28%
Cash Equivalents	3%	3%	3%	1%
	100%	100%	100%	100%

Sector Diversification (Excludes Cash Equivalents and U.S. Government Obligations)	7/31/02	7/31/01	7/31/02	7/31/01
	Series IV		Series V

Financials	20%	18%	20%	19%
Information Technology	17%	21%	17%	20%
Industrials	14%	10%	14%	10%
Healthcare	13%	16%	13%	17%
Consumer Discretionary	12%	17%	12%	16%
Consumer Staples	10%	6%	10%	6%
Energy	6%	6%	6%	6%
Materials	4%	2%	4%	2%
Telecommunication Services	2%	4%	2%	4%
Other	2%	-	2%	-
	100%	100%	100%	100%
	Series VI		Series VII

Financials	20%	18%	20%	18%
Information Technology	17%	20%	17%	20%
Industrials	14%	10%	14%	10%
Healthcare	13%	17%	13%	17%
Consumer Discretionary	12%	16%	12%	17%
Consumer Staples	10%	6%	10%	5%
Energy	7%	7%	7%	6%
Materials	4%	2%	4%	3%
Telecommunication Services	2%	4%	2%	4%
Other	1%	-	1%	-
	100%	100%	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2002
	Series
	IV	V	VI	VII
1. Bank of America Corp. Provider of commercial banking services	1.4%	1.6%	1.2%	0.7%
2. Johnson & Johnson Provider of health care products	1.3%	1.5%	1.1%	0.7%
3. General Electric Co. Industrial conglomerate	1.1%	1.3%	1.0%	0.7%
4. Exxon Mobil Corp. Explorer and producer of oil and gas	1.1%	1.2%	0.9%	0.6%
5. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	1.0%	1.2%	0.9%	0.6%
6. Microsoft Corp. Developer of computer software	1.0%	1.1%	0.9%	0.6%
7. Citigroup, Inc. Provider of diversified financial services	1.0%	1.1%	0.9%	0.6%
8. Anheuser-Busch Companies, Inc. Producer and operator of brand name beers, cans and barley seed processing plants	0.9%	1.0%	0.8%	0.5%
9. Bank One Corp. Provider of consumer and commercial banking services	0.8%	0.9%	0.7%	0.5%
10. 3M Co. Manufacturer and provider of various services and equipment	0.8%	0.9%	0.7%	0.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2002

Series IV

	Shares	Value ($)
Common Stocks 31.8%
Consumer Discretionary 3.8%
Automobiles 0.3%
General Motors Corp.	4,700	218,785
Hotel Restaurants & Leisure 0.4%
MGM Mirage, Inc.*	8,700	304,500
Media 1.8%
Gannett Co., Inc.	5,900	424,269
McGraw-Hill, Inc.	6,400	400,320
Viacom, Inc. "B"*	5,530	215,283
Walt Disney Co.	17,500	310,275
		1,350,147
Multiline Retail 0.5%
Wal-Mart Stores, Inc.	8,300	408,194
Specialty Retail 0.8%
Home Depot, Inc.	6,800	209,984
Staples, Inc.*	22,900	382,201
		592,185
Consumer Staples 3.3%
Beverages 1.4%
Anheuser-Busch Companies, Inc.	12,600	651,546
PepsiCo, Inc.	9,200	395,048
		1,046,594
Food & Drug Retailing 0.5%
Albertson's, Inc.	12,400	349,432
Food Products 0.4%
ConAgra Foods, Inc.	11,100	278,721
Household Products 0.4%
Clorox Co.	8,800	338,800
Personal Products 0.6%
Avon Products, Inc.	9,900	457,974
Energy 2.1%
Oil & Gas
ChevronTexaco Corp.	4,700	352,500
Exxon Mobil Corp.	21,956	807,103
Royal Dutch Petroleum Co. (New York shares)	8,700	397,590
		1,557,193
Financials 6.3%
Banks 2.3%
Bank of America Corp.	15,200	1,010,800
Bank One Corp.	15,100	587,541
National City Corp.	4,200	129,780
		1,728,121
Diversified Financials 2.8%
Citigroup, Inc.	22,133	742,341
Fannie Mae	6,800	509,252
Household International, Inc.	6,632	282,987
Lehman Brothers Holdings, Inc.	5,300	300,563
Morgan Stanley	5,900	238,065
		2,073,208
Insurance 1.2%
Ambac Financial Group, Inc.	4,100	258,423
American International Group, Inc.	5,925	378,726
Marsh & McLennan Companies, Inc.	6,000	287,400
		924,549
Health Care 4.1%
Health Care Equipment & Supplies 0.7%
Biomet, Inc.	7,400	191,882
Guidant Corp.*	10,500	365,400
		557,282
Health Care Providers & Services 0.4%
CIGNA Corp.	3,000	270,000
Pharmaceuticals 3.0%
Abbott Laboratories	6,300	260,883
Johnson & Johnson	17,860	946,580
King Pharmaceuticals, Inc.*	10,500	222,705
Pfizer, Inc.	14,050	454,518
Wyeth	9,500	379,050
		2,263,736
Industrials 4.4%
Aerospace & Defense 1.4%
Lockheed Martin Corp.	4,500	288,495
United Technologies Corp.	10,800	750,600
		1,039,095
Commercial Services & Supplies 0.3%
Sabre Holdings Corp.*	8,300	220,116
Industrial Conglomerates 1.9%
3M Co.	4,600	578,818
General Electric Co.	26,300	846,860
		1,425,678
Machinery 0.6%
Illinois Tool Works, Inc.	6,200	409,138
Road & Rail 0.2%
Union Pacific Corp.	2,900	170,143
Information Technology 5.3%
Communications Equipment 0.8%
Cisco Systems, Inc.*	28,500	375,915
Nokia Oyj (ADR)	15,300	189,720
		565,635
Computers & Peripherals 1.0%
Dell Computer Corp.*	12,500	311,625
International Business Machines Corp.	6,150	432,960
		744,585
Electronic Equipment & Instruments 0.2%
Agilent Technologies, Inc.*	9,400	177,472
IT Consulting & Services 0.3%
SunGard Data Systems, Inc.*	11,000	257,950
Semiconductor Equipment & Products 1.1%
Applied Materials, Inc.*	17,600	261,712
Intel Corp.	10,400	195,416
Texas Instruments, Inc.	14,200	328,730
		785,858
Software 1.9%
Electronic Arts, Inc.*	3,000	180,540
Intuit, Inc.*	6,600	290,268
Microsoft Corp.*	15,500	743,225
Oracle Corp.*	23,800	238,214
		1,452,247
Materials 1.2%
Chemicals 0.6%
Dow Chemical Co.	14,400	415,728
Paper & Forest Products 0.6%
International Paper Co.	12,200	485,804
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.6%
SBC Communications, Inc.	7,300	201,918
Verizon Communications, Inc.	6,900	227,700
		429,618
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	30,400	142,576
Utilities 0.5%
Electric Utilities
Edison International*	8,500	111,350
FirstEnergy Corp.	4,000	123,000
FPL Group, Inc.	2,300	130,295
		364,645
Total Common Stocks (Cost $25,563,870)		23,805,709

	Principal Amount ($)	Value ($)
U.S. Government Obligations 65.6%
U.S. Treasury Separate Trading Registered Interest and Principal Securities:
1.184%**, 2/15/2003	44,200,000	43,918,313
1.533%**, 2/15/2003	5,200,000	5,157,188
Total U.S. Government Obligations (Cost $48,638,586)		49,075,501

	Shares	Value ($)
Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $1,960,107)	1,960,107	1,960,107
Total Investment Portfolio - 100% (Cost $76,162,563) (a)		74,841,317

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $76,427,841. At July 31, 2002, net unrealized depreciation for all securities based on tax cost was $1,586,524. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,987,027 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,573,551.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Series V

	Shares	Value ($)
Common Stocks 36.6%
Consumer Discretionary 4.4%
Automobiles 0.3%
General Motors Corp.	5,600	260,680
Hotel Restaurants & Leisure 0.5%
MGM Mirage, Inc.*	10,400	364,000
Media 2.1%
Gannett Co., Inc.	7,300	524,943
McGraw-Hill, Inc.	7,900	494,145
Viacom, Inc. "B"*	6,721	261,649
Walt Disney Co.	20,800	368,784
		1,649,521
Multiline Retail 0.6%
Wal-Mart Stores, Inc.	9,900	486,882
Specialty Retail 0.9%
Home Depot, Inc.	8,300	256,304
Staples, Inc.*	28,300	472,327
		728,631
Consumer Staples 3.7%
Beverages 1.6%
Anheuser-Busch Companies, Inc.	15,000	775,650
PepsiCo, Inc.	10,950	470,193
		1,245,843
Food & Drug Retailing 0.5%
Albertson's, Inc.	14,800	417,064
Food Products 0.4%
ConAgra Foods, Inc.	13,300	333,963
Household Products 0.5%
Clorox Co.	10,600	408,100
Personal Products 0.7%
Avon Products, Inc.	12,200	564,372
Energy 2.4%
Oil & Gas
ChevronTexaco Corp.	5,600	420,000
Exxon Mobil Corp.	26,182	962,450
Royal Dutch Petroleum Co. (New York shares)	10,000	457,000
		1,839,450
Financials 7.3%
Banks 2.7%
Bank of America Corp.	18,300	1,216,950
Bank One Corp.	18,000	700,380
National City Corp.	5,100	157,590
		2,074,920
Diversified Financials 3.2%
Citigroup, Inc.	26,400	885,456
Fannie Mae	8,100	606,609
Household International, Inc.	7,932	338,458
Lehman Brothers Holdings, Inc.	6,500	368,615
Morgan Stanley	7,000	282,450
		2,481,588
Insurance 1.4%
Ambac Financial Group, Inc.	5,000	315,150
American International Group, Inc.	7,100	453,832
Marsh & McLennan Companies, Inc.	7,200	344,880
		1,113,862
Health Care 4.8%
Health Care Equipment & Supplies 0.9%
Biomet, Inc.	9,100	235,963
Guidant Corp.*	12,600	438,480
		674,443
Health Care Providers & Services 0.4%
CIGNA Corp.	3,600	324,000
Pharmaceuticals 3.5%
Abbott Laboratories	7,600	314,716
Johnson & Johnson	21,388	1,133,564
King Pharmaceuticals, Inc.*	12,700	269,367
Pfizer, Inc.	17,000	549,950
Wyeth	11,500	458,850
		2,726,447
Industrials 5.0%
Aerospace & Defense 1.6%
Lockheed Martin Corp.	5,400	346,194
United Technologies Corp.	13,000	903,500
		1,249,694
Commercial Services & Supplies 0.3%
Sabre Holdings Corp.*	10,000	265,200
Industrial Conglomerates 2.2%
3M Co.	5,500	692,065
General Electric Co.	31,300	1,007,860
		1,699,925
Machinery 0.6%
Illinois Tool Works, Inc.	7,400	488,326
Road & Rail 0.3%
Union Pacific Corp.	3,600	211,212
Information Technology 6.2%
Communications Equipment 0.9%
Cisco Systems, Inc.*	34,000	448,460
Nokia Oyj (ADR)	18,300	226,920
		675,380
Computers & Peripherals 1.2%
Dell Computer Corp.*	14,900	371,457
International Business Machines Corp.	7,700	542,080
		913,537
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	11,200	211,456
IT Consulting & Services 0.4%
SunGard Data Systems, Inc.*	13,300	311,885
Semiconductor Equipment & Products 1.2%
Applied Materials, Inc.*	21,200	315,244
Intel Corp.	12,900	242,391
Texas Instruments, Inc.	17,000	393,550
		951,185
Software 2.2%
Electronic Arts, Inc.*	3,600	216,648
Intuit, Inc.*	8,000	351,840
Microsoft Corp.*	18,600	891,870
Oracle Corp.*	28,500	285,256
		1,745,614
Materials 1.3%
Chemicals 0.6%
Dow Chemical Co.	17,100	493,677
Paper & Forest Products 0.7%
International Paper Co.	14,600	581,372
Telecommunication Services 0.9%
Diversified Telecommunication Services 0.7%
SBC Communications, Inc.	8,700	240,642
Verizon Communications, Inc.	8,200	270,600
		511,242
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	37,200	174,468
Utilities 0.6%
Electric Utilities
Edison International*	10,300	134,930
FirstEnergy Corp.	4,900	150,675
FPL Group, Inc.	2,800	158,620
		444,225
Total Common Stocks (Cost $30,574,747)		28,622,164
	Principal Amount ($)	Value ($)
U.S. Government Obligations 60.8%
U.S. Treasury Separate Trading Registered Interest and Principal Securities:
2.798%**, 11/15/2004	10,050,000	9,430,307
2.498%**, 11/15/2004	40,250,000	38,024,940
Total U.S. Government Obligations (Cost $42,241,473)		47,455,247
	Shares	Value ($)
Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $2,048,479)	2,048,479	2,048,479
Total Investment Portfolio - 100.0% (Cost $74,864,699) (a)		78,125,890

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $75,144,353. At July 31, 2002, net unrealized appreciation for all securities based on tax cost was $2,981,537. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,287,180 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,305,643.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Series VI

	Shares	Value ($)
Common Stocks 27.6%
Consumer Discretionary 3.4%
Automobiles 0.3%
General Motors Corp.	2,600	121,030
Hotel Restaurants & Leisure 0.3%
MGM Mirage, Inc.*	4,700	164,500
Media 1.6%
Gannett Co., Inc.	3,300	237,303
McGraw-Hill, Inc.	3,500	218,925
Viacom, Inc. "B"*	3,031	117,997
Walt Disney Co.	9,500	168,435
		742,660
Multiline Retail 0.5%
Wal-Mart Stores, Inc.	4,500	221,310
Specialty Retail 0.7%
Home Depot, Inc.	3,700	114,256
Staples, Inc.*	12,800	213,632
		327,888
Consumer Staples 2.9%
Beverages 1.2%
Anheuser-Busch Companies, Inc.	6,900	356,799
PepsiCo, Inc.	5,000	214,700
		571,499
Food & Drug Retailing 0.4%
Albertson's, Inc.	6,800	191,624
Food Products 0.3%
ConAgra Foods, Inc.	6,000	150,660
Household Products 0.4%
Clorox Co.	4,800	184,800
Personal Products 0.6%
Avon Products, Inc.	5,500	254,430
Energy 1.8%
Oil & Gas
ChevronTexaco Corp.	2,600	195,000
Exxon Mobil Corp.	11,912	437,885
Royal Dutch Petroleum Co. (New York shares)	5,000	228,500
		861,385
Financials 5.4%
Banks 2.0%
Bank of America Corp.	8,300	551,950
Bank One Corp.	8,200	319,062
National City Corp.	2,300	71,070
		942,082
Diversified Financials 2.4%
Citigroup, Inc.	12,100	405,834
Fannie Mae	3,700	277,093
Household International, Inc.	3,613	154,167
Lehman Brothers Holdings, Inc.	2,900	164,459
Morgan Stanley	3,200	129,120
		1,130,673
Insurance 1.0%
Ambac Financial Group, Inc.	2,200	138,666
American International Group, Inc.	3,175	202,946
Marsh & McLennan Companies, Inc.	3,200	153,280
		494,892
Healthcare 3.6%
Health Care Equipment & Supplies 0.7%
Biomet, Inc.	4,100	106,313
Guidant Corp.*	5,700	198,360
		304,673
Health Care Providers & Services 0.3%
CIGNA Corp.	1,600	144,000
Pharmaceuticals 2.6%
Abbott Laboratories	3,500	144,935
Johnson & Johnson	9,716	514,948
King Pharmaceuticals, Inc.*	5,800	123,018
Pfizer, Inc.	7,700	249,095
Wyeth	5,200	207,480
		1,239,476
Industrials 3.8%
Aerospace & Defense 1.2%
Lockheed Martin Corp.	2,500	160,275
United Technologies Corp.	5,900	410,050
		570,325
Commercial Services & Supplies 0.3%
Sabre Holdings Corp.*	4,600	121,992
Industrial Conglomerates 1.6%
3M Co.	2,500	314,575
General Electric Co.	14,400	463,680
		778,255
Machinery 0.5%
Illinois Tool Works, Inc.	3,400	224,366
Road & Rail 0.2%
Union Pacific Corp.	1,600	93,872
Information Technology 4.6%
Communications Equipment 0.6%
Cisco Systems, Inc.*	16,200	213,678
Nokia Oyj (ADR)	8,400	104,160
		317,838
Computers & Peripherals 0.9%
Dell Computer Corp.*	6,800	169,524
International Business Machines Corp.	3,500	246,400
		415,924
Electronic Equipment & Instruments 0.2%
Agilent Technologies, Inc.*	5,100	96,288
IT Consulting & Services 0.3%
SunGard Data Systems, Inc.*	6,000	140,700
Semiconductor Equipment & Products 0.9%
Applied Materials, Inc.*	9,600	142,752
Intel Corp.	5,800	108,982
Texas Instruments, Inc.	7,800	180,570
		432,304
Software 1.7%
Electronic Arts, Inc.*	1,600	96,288
Intuit, Inc.*	3,600	158,328
Microsoft Corp.*	8,500	407,575
Oracle Corp.*	12,900	129,116
		791,307
Materials 1.0%
Chemicals 0.5%
Dow Chemical Co.	7,900	228,073
Paper & Forest Products 0.5%
International Paper Co.	6,700	266,794
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.5%
SBC Communications, Inc.	3,900	107,874
Verizon Communications, Inc.	3,700	122,100
		229,974
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	16,800	78,792
Utilities 0.4%
Electric Utilities
Edison International*	4,700	61,570
FirstEnergy Corp.	2,200	67,650
FPL Group, Inc.	1,300	73,645
		202,865
Total Common Stocks (Cost $14,150,762)		13,037,251

	Principal Amount ($)	Value ($)
U.S. Government Obligations 69.4%
U.S. Treasury Separate Trading Registered Interest and Principal Securities, 3.228%**, 5/15/2006 (Cost $28,858,297)	37,000,000	32,770,049

	Shares	Value ($)
Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $1,393,330)	1,393,330	1,393,330
Total Investment Portfolio - 100.0% (Cost $44,402,389) (a)		47,200,630

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $44,577,630. At July 31, 2002, net unrealized appreciation for all securities based on tax cost was $2,623,000. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,773,256 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,150,256.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Series VII

	Shares	Value ($)
Common Stocks 18.4%
Consumer Discretionary 2.2%
Automobiles 0.2%
General Motors Corp.	1,300	60,515
Hotel Restaurants & Leisure 0.2%
MGM Mirage, Inc.*	2,500	87,500
Media 1.0%
Gannett Co., Inc.	1,700	122,247
McGraw-Hill, Inc.	1,800	112,590
Viacom, Inc. "B"*	1,574	61,276
Walt Disney Co.	5,000	88,650
		384,763
Multiline Retail 0.3%
Wal-Mart Stores, Inc.	2,300	113,114
Specialty Retail 0.5%
Home Depot, Inc.	1,900	58,672
Staples, Inc.*	6,400	106,816
		165,488
Consumer Staples 2.0%
Beverages 0.8%
Anheuser-Busch Companies, Inc.	3,600	186,156
PepsiCo, Inc.	2,600	111,644
		297,800
Food & Drug Retailing 0.3%
Albertson's, Inc.	3,600	101,448
Food Products 0.2%
ConAgra Foods, Inc.	3,000	75,330
Household Products 0.3%
Clorox Co.	2,500	96,250
Personal Products 0.4%
Avon Products, Inc.	2,800	129,528
Energy 1.2%
Oil & Gas
ChevronTexaco Corp.	1,400	105,000
Exxon Mobil Corp.	6,328	232,617
Royal Dutch Petroleum Co. (New York shares)	2,500	114,250
		451,867
Financials 3.6%
Banks 1.3%
Bank of America Corp.	4,100	272,650
Bank One Corp.	4,400	171,204
National City Corp.	1,200	37,080
		480,934
Diversified Financials 1.6%
Citigroup, Inc.	6,366	213,516
Fannie Mae	1,900	142,291
Household International, Inc.	1,909	81,457
Lehman Brothers Holdings, Inc.	1,500	85,065
Morgan Stanley	1,700	68,595
		590,924
Insurance 0.7%
Ambac Financial Group, Inc.	1,100	69,333
American International Group, Inc.	1,750	111,860
Marsh & McLennan Companies, Inc.	1,600	76,640
		257,833
Healthcare 2.4%
Health Care Equipment & Supplies 0.4%
Biomet, Inc.	2,100	54,453
Guidant Corp.*	3,000	104,400
		158,853
Health Care Providers & Services 0.2%
CIGNA Corp.	800	72,000
Pharmaceuticals 1.8%
Abbott Laboratories	1,750	72,468
Johnson & Johnson	5,026	266,378
King Pharmaceuticals, Inc.*	2,900	61,509
Pfizer, Inc.	3,800	122,930
Wyeth	2,800	111,720
		635,005
Industrials 2.5%
Aerospace & Defense 0.8%
Lockheed Martin Corp.	1,300	83,343
United Technologies Corp.	3,100	215,450
		298,793
Commercial Services & Supplies 0.2%
Sabre Holdings Corp.*	2,400	63,648
Industrial Conglomerates 1.1%
3M Co.	1,300	163,579
General Electric Co.	7,500	241,500
		405,079
Machinery 0.3%
Illinois Tool Works, Inc.	1,700	112,183
Road & Rail 0.1%
Union Pacific Corp.	850	49,870
Information Technology 3.1%
Communications Equipment 0.5%
Cisco Systems, Inc.*	8,300	109,477
Nokia Oyj (ADR)	4,400	54,560
		164,037
Computers & Peripherals 0.6%
Dell Computer Corp.*	3,600	89,748
International Business Machines Corp.	1,850	130,240
		219,988
Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc.*	2,700	50,976
IT Consulting & Services 0.2%
SunGard Data Systems, Inc.*	3,100	72,695
Semiconductor Equipment & Products 0.6%
Applied Materials, Inc.*	4,800	71,376
Intel Corp.	2,900	54,491
Texas Instruments, Inc.	4,100	94,915
		220,782
Software 1.1%
Electronic Arts, Inc.*	800	48,144
Intuit, Inc.*	1,900	83,562
Microsoft Corp.*	4,650	222,967
Oracle Corp.*	6,700	67,060
		421,733
Materials 0.7%
Chemicals 0.3%
Dow Chemical Co.	4,200	121,254
Paper & Forest Products 0.4%
International Paper Co.	3,500	139,370
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.3%
SBC Communications, Inc.	2,100	58,086
Verizon Communications, Inc.	1,900	62,700
		120,786
Wireless Telecommunication Services 0.1%
AT&T Wireless Services, Inc.*	8,400	39,395
Utilities 0.3%
Electric Utilities
Edison International*	2,400	31,440
FirstEnergy Corp.	1,100	33,825
FPL Group, Inc.	600	33,990
		99,255
Total Common Stocks (Cost $7,539,464)		6,758,996
	Principal Amount ($)	Value ($)
U.S. Government Obligations 79.2%
U.S. Treasury Separate Trading Registered Interest and Principal Securities, 2.792%**, 5/15/2008 (Cost $25,965,664)	36,650,000	29,124,362
	Shares	Value ($)
Cash Equivalents 2.4%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $891,139)	891,139	891,139
Total Investment Portfolio - 100.0% (Cost $34,396,267) (a)		36,774,497

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $34,498,321. At July 31, 2002, net unrealized appreciation for all securities based on tax cost was $2,276,176. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,441,573 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,165,397.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of July 31, 2002
Assets	Series IV	Series V	Series VI	Series VII
Investments in securities, at value (cost $76,162,563, $74,864,699, $44,402,389 and $34,396,267, respectively)	$ 74,841,317	$ 78,125,890	$ 47,200,630	$ 36,774,497
Cash	10,000	10,000	10,000	10,000
Receivable for investments sold	42,618	51,086	23,246	12,342
Dividends receivable	20,310	24,377	11,038	5,709
Interest receivable	2,603	2,451	1,550	1,192
Total assets	74,916,848	78,213,804	47,246,464	36,803,740
Liabilities
Payable for investments purchased	37,387	33,758	15,460	11,625
Payable for Fund shares redeemed	26,434	222,443	30,237	55,687
Accrued management fee	32,974	32,664	20,574	15,233
Other accrued expenses and payables	33,945	37,886	21,483	16,786
Total liabilities	130,740	326,751	87,754	99,331
Net assets, at value	$ 74,786,108	$ 77,887,053	$ 47,158,710	$ 36,704,409
Net Assets
Net assets consist of: Undistributed net investment income	1,179,896	2,786,569	1,624,471	730,354
Net unrealized appreciation (depreciation) on investments	(1,321,246)	3,261,191	2,798,241	2,378,230
Accumulated net realized gain (loss)	(1,300,494)	(3,311,513)	(1,481,869)	(1,484,728)
Paid-in capital	76,227,952	75,150,806	44,217,867	35,080,553
Net assets, at value	$ 74,786,108	$ 77,887,053	$ 47,158,710	$ 36,704,409
Net Asset Value
Shares outstanding	8,768,318	9,899,621	4,860,256	3,418,392
Net asset value and redemption price per share (Net assets / outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.53	$ 7.87	$ 9.70	$ 10.74

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended July 31, 2002
Investment Income	Series IV	Series V	Series VI	Series VII
Income: Dividends (net of foreign taxes withheld of $3,293, $3,897, $1,943 and $999, respectively)	$ 380,606	$ 453,677	$ 209,399	$ 111,054
Interest	1,825,086	3,405,898	1,993,064	1,602,625
Total Income	2,205,692	3,859,575	2,202,463	1,713,679
Expenses: Management fee	425,511	440,423	257,327	193,520
Administrative fee	156,898	173,067	101,279	77,409
Distribution service fees	209,017	220,120	125,900	86,585
Trustees' fees and expenses	17,523	20,157	16,560	15,901
Other	-	-	-	1,374
Total expenses, before expense reductions	808,949	853,767	501,066	374,789
Expense reductions	(50)	(93)	(36)	(115)
Total expenses, after expense reductions	808,899	853,674	501,030	374,674
Net investment income (loss)	1,396,793	3,005,901	1,701,433	1,339,005
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(850,621)	(2,868,088)	(1,261,518)	(1,098,108)
Net unrealized appreciation (depreciation) during the period on investments	(6,749,832)	(6,279,983)	(2,024,866)	20,377
Net gain (loss) on investment transactions	(7,600,453)	(9,148,071)	(3,286,384)	(1,077,731)
Net increase (decrease) in net assets resulting from operations	$ (6,203,660)	$ (6,142,170)	$ (1,584,951)	$ 261,274

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Series IV		Series V		Series VI		Series VII
	Years Ended July 31,		Years Ended July 31,		Years Ended July 31,		Years Ended July 31,
Increase (Decrease) in Net Assets	2002	2001	2002	2001	2002	2001	2002	2001
Operations: Net investment income (loss)	$ 1,396,793	$ 2,850,506	$ 3,005,901	$ 3,057,077	$ 1,701,433	$ 1,735,187	$ 1,339,005	$ 1,360,746
Net realized gain (loss) on investment transactions	(850,621)	1,128,187	(2,868,088)	2,266,358	(1,261,518)	992,833	(1,098,108)	(361,460)
Net unrealized appreciation (depreciation) on investment transactions during the period	(6,749,832)	(8,165,079)	(6,279,983)	(10,448,482)	(2,024,866)	(3,746,310)	20,377	(161,332)
Net increase (decrease) in net assets resulting from operations	(6,203,660)	(4,186,386)	(6,142,170)	(5,125,047)	(1,584,951)	(1,018,290)	261,274	837,954
Distributions to shareholders from: Net investment income	(1,869,159)	(2,893,666)	(2,120,902)	(3,587,273)	(1,147,318)	(1,643,993)	(1,327,821)	(1,456,210)
Net realized gains	(1,345,794)	(7,277,916)	(1,953,737)	(8,828,479)	(841,366)	(4,007,388)	-	(1,570,613)
Fund share transactions:
Reinvestment of distributions	3,116,987	9,873,224	3,968,585	12,113,676	1,934,107	5,496,995	1,295,665	2,949,518
Cost of shares redeemed	(11,432,045)	(11,710,036)	(11,834,703)	(12,685,177)	(6,340,808)	(6,345,528)	(4,878,211)	(6,021,981)
Net increase (decrease) in net assets from Fund share transactions	(8,315,058)	(1,836,812)	(7,866,118)	(571,501)	(4,406,701)	(848,533)	(3,582,546)	(3,072,463)
Increase (decrease) in net assets	(17,733,671)	(16,194,780)	(18,082,927)	(18,112,300)	(7,980,336)	(7,518,204)	(4,649,093)	(5,261,332)
Net assets at beginning of period	92,519,779	108,714,559	95,969,980	114,082,280	55,139,046	62,657,250	41,353,502	46,614,834
Net assets at end of period	$ 74,786,108	$ 92,519,779	$ 77,887,053	$ 95,969,980	$ 47,158,710	$ 55,139,046	$ 36,704,409	$ 41,353,502
Undistributed net investment income	$ 1,179,896	$ 1,669,752	$ 2,786,569	$ 1,912,698	$ 1,624,471	$ 1,071,955	$ 730,354	$ 719,169

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Series IV
Years Ended July 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 11.08	$ 10.79	$ 10.68	$ 11.28
Income (loss) from investment operations: Net investment income (loss)	.15[a]	.29[a]	.28[a]	.29[a]	.35
Net realized and unrealized gain (loss) on investment transactions	(.82)	(.74)	.71	.77	.38
Total from investment operations	(.67)	(.45)	.99	1.06	.73
Less distributions from: Net investment income	(.20)	(.31)	(.31)	(.33)	(.37)
Net realized gains on investment transactions	(.14)	(.78)	(.39)	(.62)	(.96)
Total distributions	(.34)	(1.09)	(.70)	(.95)	(1.33)
Net asset value, end of period	$ 8.53	$ 9.54	$ 11.08	$ 10.79	$ 10.68
Total Return (%)[b]	(7.18)	(4.12)	9.41	10.35	7.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	93	109	121	124
Ratio of expenses before expense reductions (%)	.95	1.00[c]	.98	1.03	.98
Ratio of expenses after expense reductions (%)	.95	.98[c]	.97	1.03	.98
Ratio of net investment income (loss) (%)	1.64	2.84	2.61	2.71	2.98
Portfolio turnover rate (%)	102	47	82	36	59
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expenses reductions were .97% and .97%, respectively.

Series V
Years Ended July 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.84	$ 10.55	$ 10.18	$ 10.17	$ 10.86
Income (loss) from investment operations: Net investment income (loss)	.28[a]	.28[a]	.28[a]	.29[a]	.35
Net realized and unrealized gain (loss) on investment transactions	(.86)	(.78)	.72	.76	.39
Total from investment operations	(.58)	(.50)	1.00	1.05	.74
Less distributions from: Net investment income	(.20)	(.35)	(.25)	(.33)	(.38)
Net realized gains on investment transactions	(.19)	(.86)	(.38)	(.71)	(1.05)
Total distributions	(.39)	(1.21)	(.63)	(1.04)	(1.43)
Net asset value, end of period	$ 7.87	$ 8.84	$ 10.55	$ 10.18	$ 10.17
Total Return (%)[b]	(6.77)	(4.79)	10.07	10.81	7.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78	96	114	122	126
Ratio of expenses before expense reductions (%)	.97	.97[c]	.98	1.03	.99
Ratio of expenses after expense reductions (%)	.97	.95[c]	.98	1.03	.99
Ratio of net investment income (loss) (%)	3.41	2.91	2.75	2.87	3.16
Portfolio turnover rate (%)	50	52	40	40	66
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expenses reductions were .93% and .93%, respectively.

Series VI
Years Ended July 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.40	$ 11.70	$ 11.22	$ 11.25	$ 11.57
Income (loss) from investment operations: Net investment income (loss)	.33[a]	.32[a]	.32[a]	.33[a]	.38
Net realized and unrealized gain (loss) on investment transactions	(.63)	(.52)	.76	.64	.50
Total from investment operations	(.30)	(.20)	1.08	.97	.88
Less distributions from: Net investment income	(.23)	(.32)	(.25)	(.46)	(.39)
Net realized gains on investment transactions	(.17)	(.78)	(.35)	(.54)	(.81)
Total distributions	(.40)	(1.10)	(.60)	(1.00)	(1.20)
Net asset value, end of period	$ 9.70	$ 10.40	$ 11.70	$ 11.22	$ 11.25
Total Return (%)[b]	(3.04)	(1.75)	9.80	8.81	8.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	55	63	67	70
Ratio of expenses before expense reductions (%)	.97	.98[c]	1.06	1.02	1.01
Ratio of expenses after expense reductions (%)	.97	.96[c]	1.05	1.02	1.01
Ratio of net investment income (loss) (%)	3.31	2.94	2.77	2.90	3.18
Portfolio turnover rate (%)	39	42	32	33	54
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expenses reductions were .94% and .94%, respectively.

Series VII
Years Ended July 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.03	$ 11.60	$ 10.95	$ 10.62	$ 9.78
Income (loss) from investment operations: Net investment income (loss)	.37[a]	.35[a]	.33[a]	.32[a]	.21
Net realized and unrealized gain (loss) on investment transactions	(.29)	(.13)	.61	.24	.73
Total from investment operations	.08	.22	.94	.56	.94
Less distributions from: Net investment income	(.37)	(.38)	(.29)	(.21)	(.10)
Net realized gains on investment transactions	-	(.41)	-	(.02)	-
Total distributions	(.37)	(.79)	(.29)	(.23)	(.10)
Net asset value, end of period	$ 10.74	$ 11.03	$ 11.60	$ 10.95	$ 10.62
Total Return (%)[b]	.82	1.88	8.73	5.25	9.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	41	47	48	26
Ratio of expenses before expense reductions (%)	.97	1.05[c]	1.09	1.18	1.21
Ratio of expenses after expense reductions (%)	.97	1.04[c]	1.08	1.18	1.21
Ratio of net investment income (loss) (%)	3.46	3.06	2.99	2.86	2.79
Portfolio turnover rate (%)	27	36	43	26	43
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expenses reductions were 1.01% and 1.01%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Retirement Fund Series IV, V, VI and VII (the "Funds") are diversified series of Scudder Target Equity Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

Fund	Maturity Date
Series IV	February 15, 2003
Series V	November 15, 2004
Series VI	May 15, 2006
Series VII	May 15, 2008

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Funds' portfolios. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Funds' investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002, the Funds had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Fund	Capital Loss Carryforward ($)	Expiration Date
Retirement Fund Series IV	1,036,000	7/31/2010
Retirement Fund Series V	3,032,000	7/31/2010
Retirement Fund Series VI	1,307,000	7/31/2010
Retirement Fund Series VII	26,000	7/31/2009
	1,357,000	7/31/2010

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

At July 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

	Series IV	Series V	Series VI	Series VII
Undistributed ordinary income	$ 1,201,645	$ 2,804,936	$ 1,633,535	$ 732,719
Undistributed net long-term capital gains	$ -	$ -	$ -	$ -
Capital loss carryforwards	$ 1,036,000	$ 3,032,000	$ 1,307,000	$ 1,383,000
Unrealized appreciation (depreciation) on investments	$ (1,586,524)	$ 2,981,537	$ 2,623,000	$ 2,276,176

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Series IV	Series V	Series VI	Series VII
Distributions from ordinary income	$ 1,886,650	$ 2,132,030	$ 1,148,917	$ 1,327,821
Distributions from long-term capital gains	$ 1,328,303	$ 1,942,609	$ 839,767	$ -

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Series IV	Series V	Series VI	Series VII
Purchases	$ 85,626,462	$ 43,222,487	$ 19,879,745	$ 10,383,193
Proceeds from sales	$ 98,458,204	$ 56,039,585	$ 26,881,102	$ 16,154,999

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Funds in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Funds pay a monthly investment management fee of 1/12 of the annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by the Advisor under its Management Agreement with the Funds, as described above) in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee") of 0.20% of average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to each Fund under the Administrative Agreement. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Funds. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Funds under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Funds and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2002, the Funds' Administrative Fee was as follows:

Fund	Total Aggregated	Unpaid at July 31, 2002
Series IV	$ 170,207	$ 13,755
Series V	176,171	15,088
Series VI	102,932	8,494
Series VII	77,409	6,583

In addition, the Administrative Fee on the Statement of Operations includes changes in estimates relating to the expenses recorded prior to the adoption of the Administrative Agreement as follows:

Fund
Series IV	$ 13,309
Series V	3,104
Series VI	1,653
Series VII	-

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2002, the Funds' Service Fee was as follows:

Fund	Total Aggregated	Unpaid at July 31, 2002
Series IV	$ 209,017	$ 17,431
Series V	220,120	19,910
Series VI	125,900	10,779
Series VII	86,585	8,279

Trustees' Fees and Expenses. The Funds pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to Scudder Target Equity Fund - Scudder Retirement Fund Series IV, V, VI and VII for the year ended July 31, 2002, totaled $28,607, $31,746, $16,722 and $11,731, respectively, and are reflected as interest income on the Statement of Operations.

D. Share Transactions

The following table summarizes share and dollar activity in the Funds:

	Year Ended July 31, 2002		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Series IV	344,799	3,116,987	1,028,461	9,873,224
Series V	479,877	3,968,585	1,353,205	12,113,676
Series VI	196,356	1,934,107	526,028	5,496,995
Series VII	123,868	1,295,665	266,925	2,949,518
Shares redeemed
Series IV	(1,273,353)	(11,432,045)	(1,141,807)	(11,710,036)
Series V	(1,432,783)	(11,834,703)	(1,316,335)	(12,685,177)
Series VI	(638,233)	(6,340,808)	(580,440)	(6,345,528)
Series VII	(456,053)	(4,878,211)	(533,877)	(6,021,981)
Net increase (decrease)
Series IV	(928,554)	(8,315,058)	(113,346)	(1,836,812)
Series V	(952,906)	(7,866,118)	36,870	(571,501)
Series VI	(441,877)	(4,406,701)	(54,412)	(848,533)
Series VII	(332,185)	(3,582,546)	(266,952)	(3,072,463)

E. Expense Off-Set Arrangements

The Funds have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's custodian expenses. During the year ended July 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced for custodian credits as follows:

Fund	Custodian Credits
Series IV	$ 50
Series V	93
Series VI	36
Series VII	115

F. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

Tax Information (Unaudited)

Scudder Retirement Fund - Series IV, V and VI paid distributions of $0.144, $0.187 and $0.165 per share, respectively, from net long-term capital gains during the year ended July 31, 2002, of which 100% represent 20% rate gains.

For corporate shareholders of Scudder Retirement Fund - Series IV, V, VI and VII, 19%, 20%, 17% and 8%, respectively, of the income earned during the year ended July 31, 2002 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Report of Ernst & Young, LLP Independent Auditors

To the Trustees and Shareholders of Scudder Target Equity Fund - Scudder Retirement Fund Series IV, V, VI and VII:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Scudder Retirement Fund Series IV, V, VI and VII (four of the portfolios constituting the Scudder Target Equity Fund (the "Trust"), as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Retirement Fund Series IV, V, VI and VII of the Scudder Target Equity Fund at July 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts September 4, 2002	/s/ Ernst & Young LLP

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Target Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders of each series of Scudder Target Fund, voting separately (the resulting votes are presented below):

Retirement Fund-Series IV

1. To approve a new investment management agreement for the Scudder Retirement Fund-Series IV with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
5,514,542	105,075	132,607

Retirement Fund-Series V

1. To approve a new investment management agreement for the Scudder Retirement Fund-Series V with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
5,927,647	100,662	195,804

Retirement Fund-Series VI

1. To approve a new investment management agreement for the Scudder Retirement Fund-Series VI with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
3,104,666	27,662	101,596

Retirement Fund-Series VII

1. To approve a new investment management agreement for the Scudder Retirement Fund-Series VII with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
2,097,559	10,183	22,911

Trustees and Officers

The following table presents certain information regarding the Trustees of the fund as of July 31, 2002. Each Trustee's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
John W. Ballantine (56)
Trustee	1999- present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996)	83	Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)

Lewis A. Burnham (69)
Trustee	1977- present	Retired; formerly, Director, Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83	None
Donald L. Dunaway (65)
Trustee	1980- present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83	None
James R. Edgar (56)
Trustee	1999- present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois	83	Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/
marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com, Inc. (online wagering platform of Churchill Downs, Inc.)

Paul K. Freeman (52)
Trustee	2002- present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	97	None
Robert B. Hoffman (65)
Trustee	1981- present	Retired, formerly Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83	None
Shirley D. Peterson (60)
Trustee	1995- present	Retired, formerly, President, Hood College; formerly, partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice	83	Bethlehem Steel Corp.
Fred B. Renwick (72)
Trustee	1988- present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business	83	The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of Investment Committee of Atlanta University Board of Trustees

William P. Sommers (69)
Trustee	1979- present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)	83	PSI Inc., (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)

John G. Weithers (68)
Trustee	1993- present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange	83	Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges, formerly, Records Management Systems

Interested Trustees**
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
William F. Glavin, Jr. (43)
Trustee and President	2001- present	Managing Director of Deutsche Asset Management	83	Trustee, Crossroads for Kids, Inc. (serves at-risk children)
Richard T. Hale (57)
Chairman, Trustee and Vice President	2002- present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.	220	Director, Deutsche Global Funds, Ltd., CABEI Fund and North American Income Fund; formerly, Director, ISI Family of Funds (registered investment companies)

* Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor.
** As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

The following table presents information about each Officer of the fund as of July 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the fund is an employee of Deutsche Asset Management.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr.# (43)
Trustee and President	2002- present	Managing Director of Deutsche Asset Management
Irene T. Cheng (48)
Vice President	2000-present	Managing Director of Deutsche Asset Management
Philip J. Collora# (56)
Vice President and Assistant Secretary	1990-present	Senior Vice President of Deutsche Asset Management
Richard T. Hale## (57)
Chairman, Trustee and Vice President	2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.

Daniel O. Hirsch## (48)
Vice President and Assistant Secretary	2002-present	Managing Director of Deutsche Asset Management; formerly, Principal, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.); formerly, Assistant General Counsel, United States Securities and Exchange Commission

Kathleen Millard (41)
Vice President	2002-present	Managing Director of Deutsche Asset Management
Kenneth Murphy (38)
Vice President	2002-present	Vice President of Deutsche Asset Management; formerly, Director of Transfer Agent Compliance, John Hancock Signature Services
Gary L. French (51)
Treasurer	2002-present	Managing Director of Deutsche Asset Management; formerly, President of UAM Fund Services, Inc.
John R. Hebble (44)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001-present	Senior Vice President of Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management
John Millette (39)
Secretary	2001-present	Vice President of Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1998-present	Managing Director of Deutsche Asset Management; formerly, Associate, Dechert (law firm)

# Address: 222 South Riverside Plaza, Chicago, Illinois
## Address: One South Street, Baltimore, Maryland

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048